UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2014

Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)    On March 27, 2014, the Human Resource and Compensation Committee of the Board of Directors of Jacobs Engineering Group Inc. (the "Company") approved an amendment (the “Amendment”) to the Jacobs Engineering Group Inc. Incentive Bonus Plan for Officers and Key Managers (the “Incentive Plan”).  Prior to the Amendment, the Incentive Plan provided for the payment of bonuses in three annual installments.  The Amendment modified the Incentive Plan to provide for the payment of bonuses in a single payment after the end of the applicable fiscal year, a practice consistent with that of the Company's peer group.  The Amendment is effective for fiscal 2014 and future fiscal year’s bonuses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:    /s/ John W. Prosser, Jr._______
Name:    John W. Prosser, Jr.
Title:    Executive Vice President
Finance and Administration

Date:    April 2, 2014